SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 4, 2005


                                Neurologix, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                  0-13347                06-1582875
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(State or other jurisdiction of     (Commission           (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)

     ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                     07024
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     (Address of principal executive offices)                  (Zip Code)

                                 (201) 592-6451
         -------------------------------------------------------------
                        (Registrant's telephone number,
                              including area code)

                                      None
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              (Former name, former address and former fiscal year,
                         if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 4, 2005, Neurologix, Inc. (the "Company") issued and sold 769,300 shares of its common stock, par value $0.001 per share (the "Common Stock"), and 192,325 warrants to purchase shares of Common Stock to Merlin Biomed Long Term Appreciation Fund LP, a Delaware limited partnership ("Appreciation Fund"), and Merlin Biomed Offshore Master Fund LP, a Cayman Islands limited partnership ("Master Fund", and together with Appreciation Fund, the "Lead Purchasers"), pursuant to a Stock Purchase Agreement, dated as of February 4, 2005 (the "Stock Purchase Agreement"), a form of warrant certificate (the "Warrant") and a Registration Rights Agreement, dated as of February 4, 2005 (the "Registration Rights Agreement"). On February 9, 2005, the Company entered into Amendment No. 1 to the Stock Purchase Agreement (the "Amendment") with Copper Spire Fund Portfolio, an entity organized under the laws of Ireland, and issued and sold 335,000 shares of Common Stock and warrants to purchase 83,750 shares of Common Stock to Copper Spire Fund Portfolio.

         The following is a brief summary of the transaction. This summary is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, the Warrant and the Registration Rights Agreement and the Amendment, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Stock Purchase Agreement
------------------------

         Pursuant to the Stock Purchase Agreement, as amended, the Company has issued and sold an aggregate of 1,104,300 shares of Common Stock for a price of $1.30 per share or an aggregate price of $1,435,590. In addition, the Company issued warrants to purchase a total of 276,075 shares of Common Stock, pursuant to the terms of the Warrant (See "Warrant" below).

         Although executed among the Company and the Lead Purchasers, the Company may amend the Stock Purchase Agreement at any time prior to April 15, 2005 to add additional purchasers (the "Additional Purchasers"). The Additional Purchasers will have the same rights and obligations as the Lead Purchasers. The Additional Purchasers and the Lead Purchasers are hereinafter collectively referred to as the "Purchasers".

         The Stock Purchase Agreement provides that the Purchasers may transfer the Common Stock only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and that shares of Common Stock shall bear an appropriate legend regarding the restriction on transferability.

         The Stock Purchase Agreement also provides that, for so long as either Lead Purchaser remains a stockholder of the Company, the Lead Purchasers shall have the right to nominate Dr. Jeffery Reich as a Class I director of the Company. Dr. Reich's term is scheduled to expire in 2007, and the Company generally may not cause the term to expire earlier. Effective as of February 9, 2005, the size of the Company's board of directors was increased to 7 directors and Mr. Reich became a Class I director of the Company.

Registration Rights Agreement
-----------------------------

         The Registration Rights Agreement provides for registration rights to the holders (the "Holders") of Common Stock and Warrants purchased pursuant to the Stock Purchase Agreement and the shares of Common Stock underlying the Warrants (collectively, the "Registrable Securities"). If the Company registers any equity securities for sale to the public on any form which permits the inclusion of securities held by the Holders, the Holders may request their Registrable Securities to be included in such registration.

         The Registration Rights Agreement provides that the Company shall become listed on The Nasdaq Smallcap Market or another nationally-recognized exchange or quotation system as soon as it is eligible to do so. As soon as the Company becomes eligible to file a shelf registration statement on Form S-3, the Company shall provide notice to the Holders. The Company shall file a shelf registration statement within 30 days of a written request by a Holder to do so, and generally keep such registration statement effective for a two year period.

         At any time following August 4, 2005, (i) the Lead Purchasers or (ii) the Holders of a majority of the Registrable Securities may request in writing that the Company effect the registration of all of their Registrable Securities. The Company will be required to effect up to two such registrations, and the second registration generally may not be requested until six (6) months after the first registration becomes effective. No such request for registration may be made after a shelf registration statement becomes effective.

         The Registration Rights Agreement also provides that the Company will not grant to any other person or entity registration rights more favorable than the rights granted to the Holders.

         Each Additional Purchaser shall become party to the Registration Rights Agreement, and receive the rights and be subject to the obligations as the other Holders thereunder.

Warrants
--------

         As described above, pursuant to the Stock Purchase Agreement, the Company has issued a total of Warrants to purchase 276,075 shares of Common Stock substantially in the form attached hereto as Exhibit 10.2. The Warrants may be exercised, in full or in part, at any time prior to the fifth anniversary of their issuance, at an exercise price of $1.625 per share of Common Stock underlying the Warrants (the "Warrant Shares"). The Company has the option to call the Warrants following the thirtieth month after the date of issuance, provided that there will be a shelf registration statement effective for at least six months. If the holder does not exercise the Warrants, the Company may redeem the warrants at a price of $0.01 per Warrant Share.

         The Warrants and the underlying Common Stock may not be transferred by the holder thereof, except pursuant to the Securities Act. The underlying Common Stock, when issued, must bear a legend reflecting this restriction on transfer.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         As described under Item 1.01 hereof, on February 4, 2005, the Company issued and sold 769,300 shares of Common Stock, and 192,325 Warrants to the Lead Purchasers and on February 9, 2005, the Company issued and sold 335,000 shares of Common Stock and 83,750 Warrants to Copper Spire Fund Portfolio. The aggregate consideration received by the Company in connection with these transactions was $1,435,590. No underwriting discounts or commissions were paid by the Company in connection with these transactions. The transactions were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Section 506 of Regulation D promulgated thereunder. The Company relied upon the representations made by the Purchasers pursuant to the Stock Purchase Agreement, as amended, in determining that such exemptions were available.

         The description of the Warrants set forth in Item 1.01 above is incorporated by reference herein.

ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                   DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         The Stock Purchase Agreement provides that, for so long as either Lead Purchaser remains a stockholder of the Company, the Lead Purchasers shall have the right to nominate Dr. Jeffery Reich as a Class I director of the Company. Dr. Reich is a principal of Merlin Biomed Group. Effective as of February 9, 2005, the size of the Company's board of directors was increased to 7 directors and Dr. Reich became a Class I director of the Company. Dr. Reich's term is scheduled to expire in 2007, and the Company generally may not cause the term to expire earlier. Except as described in Item 1.01 hereof, the Company has no knowledge of any transaction with respect to Dr. Reich required to be disclosed under Item 404(a) of Regulation S-B.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

See exhibit index below.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEUROLOGIX, INC.

Date: February 10, 2005                   By:  /s/ Mark S. Hoffman
                                               --------------------------------
                                               Name:   Mark S. Hoffman
                                               Title:  Secretary and Treasurer

                                 EXHIBIT INDEX

Number         Title
------         -----

10.1 Stock Purchase Agreement, dated as of February 4, 2005, by and among Neurologix, Inc, Merlin Biomed Long Term Appreciation Fund LP and Merlin Biomed Offshore Master Fund LP.

10.2.          Form of Warrant Certificate

10.3 Registration Rights Agreement, dated as of February 4, 2005, by and among Neurologix, Inc, Merlin Biomed Long Term Appreciation Fund LP and Merlin Biomed Offshore Master Fund LP.

10.4 Amendment No. 1 to the Stock Purchase Agreement, dated as of February 9, 2005, by and between Neurologix, Inc. and Copper Spire Fund Portfolio.